UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2006

FINANCIAL MEDIA GROUP, INC.
(Exact Name of Registrant as Specified in Charter)
Nevada
(State or Other Jurisdiction of Incorporation)

0-32923
(Commission File Number)

33-0198542
(I.R.S. Employer Identification No.)

2355 Main Street, Suite 120
Irvine, CA 92614
(Address of Principal Executive Offices, including Zip Code)

(949) 486-3990
(Registrant's Telephone Number, Including Area Code)

____________________________________________
(Former Name or Former Address, if Changed since Last Report)

This Current Report on Form 8-K/A is filed by Financial Media Group, Inc., a Nevada corporation (the “Registrant”), in connection with the items described below. It amends that certain Current Report on Form 8-K, dated January 6, 2006 that was filed by the Registrant with the Commission on January 12, 2006.

Item 9.01 Financial Statements and Exhibits

The sole purpose of this Form 8-K/A amendment is to provide the financial statements of WallStreet Direct, Inc. as required by Item 9.01(a) of Form 8-K, which financial statements and information were excluded from the Current Report on Form 8-K filed on January 12, 2006, in reliance on Items 9.01(a) respectively, of Form 8-K.

Item 9.01(a) - FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The audited financial statements of WallStreet Direct, Inc. for the year ended December 31, 2004 were previously filed by the Registrant on its Current Report on Form 8-K filed on January 12, 2006, are incorporated herein by reference. WallStreet Direct, Inc. elected to change its fiscal year end from December 31 to August 31, hence resulting in filing the following audited financial statements set forth below:

(i)	Consolidated balance sheet as of August 31, 2005
(ii)	Consolidated statements of operations and comprehensive income for the eight months ended August 31, 2005 and August 31, 2004
(iii)	Consolidated statements of changes in stockholders’ deficit for the eight month period ending August 31, 2005
(iv)	Consolidated statements of cash flows for the period from January 1, 2005 through August 31, 2005 and January 1, 2004 through August 31, 2004
(v)	Notes to the financial statements for such period

The following unaudited financial statements of WallStreet Direct, Inc. are attached herewith:

(i)	Consolidated balance sheet as of November 30, 2005
(ii)	Consolidated statements of operations and comprehensive income for the three months from September 1, 2005 to ended November 30, 2005 and from September 1, 2004 to November 30, 2004
(iii)	Consolidated statements of cash flows for the three months from September 1, 2005 to November 30, 2005 and from September 1, 2004 to November 30, 2004
(iv)	Notes to the financial statements for such period

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL MEDIA GROUP, INC.

Date: November 21, 2006	By:	/s/ Albert Aimers
Albert Aimers
Chief Executive Officer

WALLSTREET DIRECT, INC.
AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS
AS OF AUGUST 31, 2005

WALLSTREET DIRECT, INC. AND SUBSIDIARY

Report of Independent Registered Public Accounting Firm

To the Board of Directors of:
Wallstreet Direct, Inc. and Subsidiary

We have audited the accompanying consolidated balance sheet of Wallstreet Direct, Inc. and subsidiary as of August 31, 2005, and the related consolidated statements of operations and comprehensive gain, changes in stockholders’ deficit and cash flows for the eight month period ended August 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Wallstreet Direct, Inc. and subsidiary as of August 31, 2005 and the results of its operations and its cash flows for the eight months ended August 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has accumulated deficit of $3,324,737 as of August 31, 2005 and has incurred net loss of $197,999 for the year ended August 31, 2005. These factors as discussed in notes to the financial statements, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in the Note 12 to the consolidated financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Kabani & Company, Inc.
Kabani & Company, Inc.

CERTIFIED PUBLIC ACCOUNTANTS

Los Angeles, California
October 2, 2006

WALLSTREET DIRECT, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET
AUGUST 31, 2005

ASSETS

CURRENT ASSETS:
Cash & cash equivalents	$190,594
Marketable securities	3,480,901
Other current assets	9,339
Total current assets	3,680,834

PROPERTY & EQUIPMENT, Net	37,901

OTHER ASSETS:
Deposits	9,578

$3,728,313

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable	$69,969
Accrued expenses	869,907
Deferred revenue	2,261,282
Total current liabilities	3,201,158

Long term debt - Officer	3,000,000

Commitments	--

STOCKHOLDERS' DEFICIT:
Common stock, $0.001 par value, 100,000,000 shares authorized, 41,950,000 issued and outstanding	41,950
Paid in capital	455,650
Unrealized gain on marketable securities	354,292
Accumulated deficit	(3,324,737)
Total stockholders' deficit	(2,472,845)
Total liabilities and stockholders' deficit	$3,728,313

The accompanying notes are an integral part of these consolidated financial statements.

WALLSTREET DIRECT, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE GAIN (LOSS)
FOR THE EIGHT MONTH PERIOD ENDING AUGUST 31, 2005 AND 2004

	Audited	Unaudited
	2005	2004

Net revenues	$1,334,260	$132,825

Operating expenses
Selling, general & administrative	1,563,718	355,714
Depreciation	1,781	--
Total operating expenses	1,565,499	355,714

Loss from operations	(231,239)	(222,889)

Non-Operating Income (Expense):
Interest expense	(124,760)	--
Interest income	12,523	11
Gain on sale of marketable securities	149,184	223,410
Total non-operating income	36,947	223,421

Profit (Loss) from operations before income taxes	(194,292)	532

Provision for income tax	3,707	800

Net Loss	(197,999)	(268)

Other comprehensive gain :
Reclassification adjustment	(9,095)	--
Unrealized gain (loss) on marketable securities	363,387	(24,185)
Total comprehensive gain (loss)	354,292	(24,185)

Comprehensive gain (loss)	$156,292	$(24,453)

Basic net loss per share	$(0.005)	$(0.000)

Weighted average shares of share capital outstanding - basic	40,362,140	40,000,000

The accompanying notes are an integral part of these consolidated financial statements.

WALLSTREET DIRECT, INC. AND SUBSIDIARY
STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT
FOR THE EIGHT MONTH PERIOD ENDING AUGUST 31, 2005 AUDITED

	Common Stock		Additional	Unrealized	Accumulated	Stockholders'
	Shares	Par Value	Paid in Capital	Gain (Loss)	Deficit	Deficit

Balance, January 1, 2004	40,000,000	$10,000	$--	$(796)	$(129,371)	$(120,167)
Unrealized loss on marketable securities			--	(61,698)	--	(61,698)
Net income			--	--	2,633	2,633
Balance, January 1, 2005	40,000,000	10,000	--	(62,494)	(126,738)	(179,232)
Recapitalization	--	30,000	(30,000)	--	--	--
Deemed dividend	--	--	--	--	(3,000,000)	(3,000,000)
Common stock issued	1,950,000	1,950	485,650	--	--	487,600
Unrealized gain on marketable securities	--	--	--	416,786	--	416,786
Net loss	--	--	--	--	(197,999)	(197,999)
Balance, August 31, 2005	41,950,000	$41,950	$455,650	$354,292	$(3,324,737)	$(2,472,845)

The accompanying notes are an integral part of these consolidated financial statements.

WALLSTREET DIRECT, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE EIGHT MONTH PERIOD ENDING AUGUST 31, 2005 AND 2004

	Audited	Unaudited
	2005	2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(197,999)	$(268)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	1,781	--
Revenues earned in the form of marketable securities	(962,019)	(60,172)
Gain on sale of marketable securities	(149,184)	(223,410)
(Increase) Decrease in current assets:
Other current assets	(4,119)	7,000
Other assets	(9,578)	--
Increase (Decrease) in current liabilities:
Accounts payable	13,781	(4,925)
Accrued expenses and other liabilities	541,497	11,819
Net cash used in operating activities	(765,841)	(269,957)

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash paid to purchase property & equipment	(39,682)	--
Cash collected (issued) on note receivable	103,825	(47,050)
Cash received on marketable securities, net	391,671	292,809
Net cash provided by investing activities	455,814	245,759

CASH FLOWS FROM FINANCING ACTIVITIES:
Shares issued for cash	487,600	--

NET INCREASE IN CASH & CASH EQUIVALENTS	177,573	(24,197)

CASH & CASH EQUIVALENTS, BEGINNING BALANCE	13,021	24,246

CASH & CASH EQUIVALENTS, ENDING BALANCE	$190,594	$49

The accompanying notes are an integral part of these consolidated financial statements.

WALLSTREET DIRECT, INC.
AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 NATURE OF BUSINESS AND BASIS OF PRESENTATION

Digital Wall Street, Inc. (“Company”) was incorporated in Nevada during the third quarter of 2002 and commenced operations during the first quarter of 2003. The Company is a full service financial media company focused on applications that empower the retail investment and financial communities to collaborate directly with publicly traded companies. The Company provides internet based media and advertising services through its “Wallst.net” financial web site and its investor hotline and the Company’s business newspaper, WallSt.net.

Wallstreet Direct, Inc. was incorporated in the State of Nevada in January 2005 as a financial holding company specializing in a premier provider of financial news, tools and original, compelling content for the global investment community. On January 15, 2005, Wallstreet Direct acquired 100% of the assets and outstanding shares of Digital Wall Street, Inc. which is 100% owned by the majority shareholder (86%) of the company in exchange for a $3,000,000 promissory note, carrying interest at 6% per annum, note is due and payable on January 31, 2010. As this merger is between entities under the common control the issuance of the $3,000,000 note to the majority shareholder had been recorded as a distribution to the majority shareholder. The merger has been accounted for on historical cost basis.

This type of share exchange has been treated as a capital transaction accompanied by recapitalization of Digital Wall Street in substance, rather than a business combination, and is deemed a “reverse acquisition” for accounting purposes since the former owners of Digital WallStreet controlled the majority of the total common shares outstanding immediately following the acquisition. Accordingly, the merger of the two companies is recorded as a recapitalization of Digital WallStreet, with Digital WallStreet being treated as the continuing operating entity. The historical financial statements presented herein are those of Digital Wall Street and Wallstreet Direct (from the acquisition date). No pro forma financial statements are being presented as Wallstreet Direct has no assets other than the assets and shares acquired of the related third party as discussed above.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary Digital Wall Street, Inc. All significant inter-company accounts and transactions have been eliminated.

Use of Estimates

In preparation of financial statements in conformity with generally accepted accounting principles management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

Revenue Recognition

The Company generates its revenues from awareness products and advertising promotions related to marketing public companies and professional investment concerns. This is facilitated through the Company’s financial website, investment conferences and printing of publications and newspaper.

All sources of revenue are recorded pursuant to Staff Accounting Bulletin (SAB) 104 Revenue Recognition, when persuasive evidence of arrangement exists, delivery of services has occurred, the fee is fixed or determinable and collectibility is reasonable assured.

The Company is not subject to specific performance criteria that would give rise to refund rights for services it provides.

Payments received in advance of services provided are recorded as deferred revenue.

Foreign Currency Translation

The reporting currency and functional currency of the Company is the U.S. Dollars. Foreign currency transactions are translated into U.S. dollars at the rate of exchange in effect at the date of transaction. Foreign currency balances of monetary assets and liabilities are translated using the rate of exchange in effect at the balance sheet date. There were no foreign exchange transactions during the eight month period ended August 31, 2005.

Fair Value of Financial Instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for assets and liabilities qualifying, as financial instruments are a reasonable estimate of fair value.

Cash and Cash Equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

Marketable Securities

The Company’s investments in securities are classified as available-for-sale and, as such, are carried at fair value based on quoted market prices. Securities classified as available-for-sale may be sold in response to changes in interest rates, liquidity needs, and for other purposes.

Unrealized holding gains and losses for available-for-sale securities are excluded from earnings and reported as a separate component of stockholder’s equity. Both realized and unrealized gains and losses for securities classified as available-for-sale are included in the statement of operations and comprehensive gain. On August 31, 2005, marketable securities have been recorded at $3,480,901 based upon the fair value of the marketable securities.

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful life of the assets from three to five years. Expenditures for maintenance and repairs are charged to expense as incurred.

Income Taxes

The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ('Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Basic and Diluted Net Loss Per Share

Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), “Earnings per share.” Basic net loss per share is based upon the weighted average number of common shares outstanding. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. Weighted average number of shares used to compute basic and diluted loss per share is the same since the effect of dilutive securities is anti-dilutive.

Concentration of Risk

Financial instruments which potentially subject the Company to concentrations of credit risk are cash and marketable securities. The Company places its cash with financial institutions deemed by management to be of high credit quality. The amount on deposit in any one institution that exceeds federally insured limits is subject to credit risk. All of the Company’s investment in marketable securities are considered “available-for-sale” and are carried at their fair value, with unrealized gains and losses (net of income taxes) that are temporary in nature recorded in accumulated other comprehensive income (loss) in the accompanying balance sheets. The fair values of the Company’s investments in marketable sureties are determined based on market quotations.

Reporting Segments

Statement of financial accounting standards No. 131, Disclosures about segments of an enterprise and related information (SFAS No. 131), which superceded statement of financial accounting standards No. 14, Financial reporting for segments of a business enterprise, establishes standards for the way that public enterprises report information about operating segments in annual financial statements. The Company has determined it has only one segment.

Stock-based Compensation

In October 1995, the FASB issued SFAS No. 123, “Accounting for Stock-Based Compensation.” SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (APB 25) and related interpretations with pro forma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The company uses the intrinsic value method prescribed by APB25 and has opted for the disclosure provisions of SFAS No.123.

In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock Based Compensation-Transition and Disclosure." SFAS No. 148 amends SFAS No. 123 to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used, on reported results. The adoption of SFAS No. 148 did not have a material affect on the net loss of the Company.

Issuance of Shares for Services

The Company accounts for the issuance of equity instruments to acquire goods and services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.

Comprehensive Income

Statement of financial accounting standards No. 130, Reporting comprehensive income (SFAS No. 130), establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity, except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in financial statements that are displayed with the same prominence as other financial statements.

New Accounting Pronouncements

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant-date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's second quarter of fiscal 2006. The Company is in process of evaluating the impact of this pronouncement on its financial position.

In December 2004, the FASB issued SFAS Statement No. 153, "Exchanges of Non-monetary Assets." The Statement is an amendment of APB Opinion No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In March 2004, the Emerging Issues Task Force ("EITF") reached a consensus on Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." The EITF reached a consensus about the criteria that should be used to determine when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss and how that criteria should be applied to investments accounted for under SFAS No. 115 "Accounting in certain investments in debt and equity securities.” EITF 03-01 also included accounting considerations subsequent to the recognition of other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Additionally, EITF 03-01 includes new disclosure requirements for investments that are deemed to be temporarily impaired. In September 2004, the Financial Accounting Standards Board (FASB) delayed the accounting provisions of EITF 03-01; however the disclosure requirements remain effective for annual reports ending after June 15, 2004. The Company will evaluate the impact of EITF 03-01 once final guidance is issued.

In May 2005, the FASB issued SFAS No. 154, entitled Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3. This Statement replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. APB Opinion 20 previously required that most voluntary changes in accounting principle be recognized by including in net income of the period of the change the cumulative effect of changing to the new accounting principle. This Statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. This Statement defines retrospective application as the application of a different accounting principle to prior accounting periods as if that principle had always been used or as the adjustment of previously issued financial statements to reflect a change in the reporting entity. This Statement also redefines restatement as the revising of previously issued financial statements to reflect the correction of an error. The adoption of SFAS 154 did not impact the consolidated financial statements.

In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements (“EITF 05-6”). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. The Company is not affected by EITF 05-6 and therefore, did not have any effect on its consolidated financial position or results of operations.

In February 2006, FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments". SFAS No. 155 amends SFAS No 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAF No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006.

In March 2006 FASB issued SFAS 156 ‘Accounting for Servicing of Financial Assets’ this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

1.	Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

2.	Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

3.	Permits an entity to choose ‘Amortization method’ or ‘Fair value measurement method’ for each class of separately recognized servicing assets and servicing liabilities:

4.
At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

5.
Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

An entity should adopt this Statement as of the beginning of its first fiscal year that begins after September 15, 2006. The management is currently evaluating the effect of this pronouncement on financial statements.

In September 2006, FASB issued SFAS 157 ‘Fair Value Measurements’. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

In September 2006, FASB issued SFAS 158 ‘Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)’ This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

a.	A brief description of the provisions of this Statement
b.	The date that adoption is required
c.	The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

Supplemental Disclosure of Cash Flows

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95. The Company paid $0 for income tax and for interest during the eight month period ended August 31, 2005.

NOTE 3 MARKETABLE SECURITIES

The Company receives securities of client companies as payment in full for services rendered. The numbers of shares the Company receives is based on contracts and the value is determined based on the bid price at the time of signing the agreement. The Company’s securities are classified as available-for-sale and, as such, are carried at fair value. The securities comprised of shares of common stock of third party customers and securities purchased. Securities classified as available-for-sale may be sold in response to changes in interest rates, liquidity needs, and for other purposes. The Company does not currently have any held-to-maturity or trading securities.

Unrealized holding gains and losses for available-for-sale securities are excluded from earnings and reported as a separate component of stockholder’s equity. Realized gains and losses for securities classified as available-for-sale are reported in earnings based upon the adjusted cost of the specific security sold.

Marketable securities classified as available for sale consisted of the following as of August 31, 2005:

Marketable Securities	Cost	Market Value at August 31, 2005	Accumulated Unrealized Gain (Loss)

Various	$3,126,609	$3,480,901	$354,292

As of August 31, 2005, the Company evaluated its marketable securities holdings by valuing the securities according to the quoted price of the securities on the stock exchange.

NOTE 4 PROPERTY AND EQUIPMENT

Property and equipment at August 31, 2005 consisted of the following:

Office and computer equipment	$39,682

Less accumulated depreciation	(1,781)
$37,901

Depreciation expense for the eight months ended August 31, 2005 was $1,781.

NOTE 5 DEPOSITS

Deposits at August 31, 2005 consisted of a rent deposit of $9,578 on the Company’s corporate office.

NOTE 6 DEFERRED REVENUES

The Company receives marketable securities and cash for services to be provided in future periods. The Company recognizes revenue on a pro-rata basis over the term of the agreement. At August 31, 2005, the Company had $2,261,282 in deferred revenues.

NOTE 7 ACCRUED EXPENSES

Accrued expenses consist of the following at August 31, 2005:

Accrued Officer’s Compensation	$362,219
Accrued Consulting Fees	383,332
Accrued Interest	120,419
Accrued Taxes	3,313
Other	624
$869,907

Accrued officer compensation is comprised of compensation payable to the Chief Executive Officer of the Company. The Company recorded an expense of $206,427 for the eight months ended August 31, 2005 for compensation to the Chief Executive Officer of the Company.

NOTE 8 NOTES PAYABLE

Note payable, shareholder, interest at 6%, due on January 31, 2007, secured by the shares	$1,500,000

Note payable, shareholder, interest at 6%, due on January 31, 2010, secured by the shares	1,500,000
Total notes payable	$3,000,000

On January 15, 2005, the Company acquired 100% of the assets and outstanding shares of Digital WallStreet, Inc. which is 100% owned by the majority shareholder (86%) of the Company in exchange for two $1,500,000 promissory notes, carrying interest at 6% per annum, notes are due and payable on January 31, 2007 and January 31, 2010. As this merger is between entities under the common control, the issuance of the two $1,500,000 promissory notes to the majority shareholder has been recorded as a distribution to the majority shareholder.

Should the total annual billings made by Digital WallStreet, Inc., for the calendar years ending December 31, 2005 or December 31, 2006 equals or exceeds $2,000,000, the full principal balance of the second $1,500,000 note will be due on or before January 31, 2010. If the annual billing is less than the sum of $2,000,000, the principal balance of the second note shall be reduced by the difference between $2,000,000 and the actual annual billings achieved.

The Company recorded $120,419 as interest expense on the above notes to the shareholder during the eight month period ended August 31, 2005.

NOTE 9 COMMITMENTS

Operating Leases

The Company leases its corporate offices space from a third party under a two year lease commitment through August 31, 2007. Monthly rental expense under the leases increases from $9,338 per month to $27,692 per month during the term of the leases. Rent expense under operating lease for the eight months ended August 31, 2005 was $58,239. The minimum lease payments for the twelve months periods ending August 31, 2006 and 2007, respectively, will be:

2006	$212,274
2007	332,300
$544,574

Employment Agreement

On July 19, 2003, the Company entered into an employment agreement with its Chief Executive Officer to provide salary, bonuses and other fringe benefits through December 31, 2006. Such expenses are included in general and administrative expenses in the accompanying statement of operations. The Company recorded $206,427 in salary and other fringe benefits for the eight months ended August 31, 2005. Pursuant to the terms of the employment agreement, annual base salary and benefits payable under the employment agreement for the five months ended December 31, 2005 were $125,000 and for the twelve months ended December 31, 2006 amounted to $368,750.

Legal Matters

From time to time, the Company may be involved in various claims, lawsuits, and disputes with third parties, actions involving allegations of discrimination or breach of contract actions incidental to the normal operations of the business. Other than as disclosed herein, the Company is not currently involved in any litigation which it believes could have a material adverse effect on its financial position or results of operations.

NOTE 10 INCOME TAXES

Income tax expense (benefit) for the eight months ended August 31, 2005 is summarized as follows:

2005
Current:
Federal	$2,107
State	1,600
Deferred taxes	--
Income tax expense (benefit)	$3,707

The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Consolidated Statements of Operations:

August 31, 2005

Tax expense (credit) at statutory rate-federal	(34%)
State tax expense net of federal tax	(6%)
Valuation allowance	40%
Tax expense at actual rate	--

The tax effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at August 31, 2005 are as follows:

Deferred tax assets:
Net operating loss carry forward	$77,716
Total gross deferred tax assets	77,716
Less valuation allowance	(77,716)
Net deferred tax assets	$--

At August 31, 2005, the Company had net operating loss carry forwards of $194,292 for U.S. federal income tax purposes available to offset future taxable income expiring on various dates through 2018. The Company has recorded a 100% valuation allowance on the deferred tax assets due to the uncertainty of its realization.

NOTE 11 EQUITY TRANSACTIONS

Common Stock

On May 2, 2005, the Company commenced a private equity offering to accredited investors. As of August 31, 2005 the Company sold 1,950,000 units at $0.25 per unit, for an aggregate of $487,600 in net proceeds. Each unit is priced at $0.25 and consists of one (1) share of restricted common stock and one redeemable Class A Warrant and one redeemable Class B Warrant of Wallstreet Direct, Inc. Each Class A Warrant entitles the registered holder to purchase, at any time until the first anniversary of the date of the offering memorandum, one share of Common Stock at an exercise price of $0.50, subject to adjustment. Each Class B Warrant entitles the registered holder to purchase, at any time until the second anniversary of the date of the offering memorandum, one share of Common Stock at an exercise price of $0.75, subject to adjustment. The Class A Warrants and the Class B Warrants are redeemable by the Company, at a redemption price of $0.05 per Warrant, upon at least 30 days’ prior written notice, commencing six months after the date of the offering memorandum. If the average of the closing bid price of the Common Stock, shall exceed $1.00 per share for the Class A Warrants and $2.00 per share for the Class B Warrants (subject to adjustment) for 20 consecutive business days ending within 3 days of the date on which notice of redemption is given. The Company issued 1,950,000 Class A and Class B warrants to investors at the exercise prices of $0.50 and $0.75 respectively, with the fair value of the warrants of $0 calculated using the Black Scholes option pricing model using the assumptions of risk free interest rate of 3.4%, volatility of 0%, and dividend yield of 0%. These securities were issued pursuant to Rule 506 of Regulation D.

NOTE 12 GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. This basis of accounting contemplates the recovery of the Company's assets and the satisfaction of its liabilities in the normal course of business. The Company had incurred losses from operations and has accumulated deficit of $3,324,737 at August 31, 2005. In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. Management devoted considerable effort during the period ended August 31, 2005, towards (i) obtaining additional equity financing and (ii) evaluation of its distribution and marketing methods. Subsequent to August 31, 2005, the Company raised $1,093,750 in equity. In addition, the Company has plans to merge with a public company in order to raise additional capital.

NOTE 13 SUBSEQUENT EVENTS

On May 2, 2005, the Company commenced a private equity offering, which ended December 22, 2005, to accredited investors. The Company sold from September 1, 2005 through December 22, 2005, 4,375,000 units at $0.25 per unit, for an aggregate of $1,093,750 in net proceeds. Each unit is priced at $0.25 and consists of one (1) share of restricted common stock and one redeemable Class A Warrant and one redeemable Class B Warrant of Wallstreet Direct, Inc. These securities were issued pursuant to Rule 506 of Regulation D.

On September 19, 2005, the Company entered into an Agreement and Plan of Reorganization with Financial Media Group, Inc. (“FMG”), as amended on September 21, 2005 (the “Agreement”), pursuant to which the FMG agreed to acquire all of the issued and outstanding common stock of the Company in exchange for up to 20,000,000 shares of FMG’s common stock. The transaction completed on January 6, 2006 upon completion of the due diligence by both the parties. Upon closing of the exchange transaction, the Company became a wholly-owned subsidiary of FMG. The current FMG shareholders owned 4,394,530 shares or 18% of the issued and outstanding shares of FMG’s common stock, and the former shareholders of the Company owned 20,000,000 shares or 82% of the issued and outstanding shares of FMG’s common stock.

The acquisition of the Company will be accounted for as a reverse acquisition under the purchase method of accounting since the shareholders of the Company obtained control of the consolidated entity. Accordingly, the merger of the two companies will be recorded as a recapitalization of the Company, with the Company being treated as the continuing entity. The continuing company retained August 31 as its fiscal year end.

WALLSTREET DIRECT, INC. AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS
AS OF NOVEMBER 30, 2005 AND 2004
(UNAUDITED)

WALLSTREET DIRECT, INC. AND SUBSIDIARY

TABLE OF CONTENTS

Page

CONSOLIDATED BALANCE SHEET AS OF NOVEMBER 30, 2005 (UNAUDITED)	20

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE GAIN (LOSS) FOR THE THREE MONTH PERIODS ENDED NOVEMBER 30, 2005 AND 2004 (UNAUDITED)	21

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE THREE MONTH PERIODS ENDED NOVEMBER 30, 2005 AND 2004 (UNAUDITED)	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)	23 - 29

WALLSTREET DIRECT, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET
NOVEMBER 30, 2005
(UNAUDITED)

ASSETS

CURRENT ASSETS:
Cash & cash equivalents	$568,019
Marketable securities	4,247,717
Advances to third parties	46,500
Other current assets	4,843
Total current assets	$4,867,079

PROPERTY & EQUIPMENT, Net	$49,816

OTHER ASSETS:
Deposits	9,578
$4,926,473

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable	$32,094
Accrued expenses	1,017,040
Deferred revenue	3,523,367
Loan payable to shareholder	319,676
Total current liabilities	$4,892,177

Long term debt - Officer	3,000,000

Commitments and contingencies	--

STOCKHOLDERS' DEFICIT
Common stock, $0.001 par value, 100,000,000 shares authorized, 45,025,000 issued and outstanding	$45,025
Paid in capital	1,221,325
Unrealized loss on marketable securities	(354,126)
Retained deficit	(3,877,929)
Total stockholders' deficit	$(2,965,705)

Total liabilities and stockholders' deficit	$4,926,472

The accompanying notes are an integral part of these unaudited consolidated financial statements.

WALLSTREET DIRECT, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE GAIN
FOR THE THREE MONTH PERIODS ENDED NOVEMBER 30, 2005 AND 2004
(UNAUDITED)

	For the three months ending November 30,
	2005	2004

Net revenues	$1,346,389	$287,719

Operating expenses
Selling, general & administrative	791,985	166,097
Depreciation	3,335	--
Impairment of marketable securities	1,154,052	--
Total operating expenses	1,949,373	166,097

Income (Loss) from operations	(602,984)	121,622

Non-Operating Income (Expense):
Interest expense	(46,563)	--
Interest income	350	26
Gain (Loss) on sale of marketable securities	96,005	(6,558)
Total non-operating income (expense)	49,792	(6,532)

Net income (loss)	(553,192)	115,090

Other comprehensive gain (loss):
Unrealized gain (loss) on marketable securities	(354,126)	(80,074)

Comprehensive gain (loss)	$(907,318)	35,016

Basic net income (loss) per share	$(0.013)	0.003

Weighted average shares of share capital outstanding - basic	43,343,407	40,000,000

The accompanying notes are an integral part of these unaudited consolidated financial statements.

WALLSTREET DIRECT, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the three month period ending November 30,
	2005	2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(553,192)	$115,090
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities:
Depreciation and amortization	3,335	--
Revenues earned in the form of marketable securities	(1,317,984)	(197,140)
Impairment of marketable securities	1,154,052	--
Loss (gain) on sale of marketable securities	(96,005)	6,558
(Increase) Decrease in current assets:
Receivables	(700)	--
Advances to third parties	(46,500)	(45,104)
Other current assets	5,196	--
Increase in current liabilities:
Accounts payable and accrued expense	109,258	44,166
Net cash used in operating activities	$(742,538)	$(76,430)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property & equipment	(15,250)	--
Cash received on marketable securities	46,787	111,746
Net cash provided by investing activities	$31,537	$111,746

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash received on issuance of shares	768,750	--
Cash received (paid) as loan from (to) shareholder	319,676	(19,610)
	$1,088,426	$(19,610)

NET INCREASE IN CASH & CASH EQUIVALENTS	377,424	15,707

CASH & CASH EQUIVALENTS, BEGINNING BALANCE	190,594	49

CASH & CASH EQUIVALENTS, ENDING BALANCE	$568,019	$15,756

The accompanying notes are an integral part of these unaudited consolidated financial statements.

WALLSTREET DIRECT, INC.
AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1: NATURE OF BUSINESS AND BASIS OF PRESENTATION

Digital Wall Street, Inc. (“Company”) was incorporated in Nevada during the third quarter of 2002 and commenced operations during the first quarter of 2003. The Company provides Internet based media and advertising services through its financial website and the Company’s newspaper “wallst.net Digest.” The Company provides full array of customized investor awareness programs such as audio and video of senior management interviews; press releases; newsletter and editorials; small cap conferences and seminars; email mailings and forums. The Company is a full service financial media company focused on applications that empower the retail investment and financial communities to collaborate directly with publicly traded companies.

Wallstreet Direct, Inc. was incorporated in the State of Nevada in January 2005 as a financial holding company specializing in a premier provider of financial news, tools and original, compelling content for the global investment community. On January 15, 2005, Wallstreet Direct acquired 100% of the assets and outstanding shares of Digital Wall Street, Inc. which is 100% owned by the majority shareholder (86%) of the company in exchange for two promissory notes of $1,500,000 each, carrying interest at 6% per annum, notes due and payable on January 31, 2007 and 2010, respectively. As this merger is between entities under the common control the issuance of the two promissory notes to the majority shareholder had been recorded as a distribution to the majority shareholder. The merger has been accounted for on historical cost basis.

This type of share exchange has been treated as a capital transaction accompanied by recapitalization of Digital Wall Street in substance, rather than a business combination, and is deemed a “reverse acquisition” for accounting purposes since the former owners of Digital WallStreet controlled the majority of the total common shares outstanding immediately following the acquisition. Accordingly, the merger of the two companies is recorded as a recapitalization of Digital WallStreet, with Digital WallStreet being treated as the continuing operating entity. The historical financial statements presented herein are those of Digital Wall Street and Wallstreet Direct (from the acquisition date). No pro forma financial statements are being presented as Wallstreet Direct has no assets other than the assets and shares acquired of the related third party as discussed above.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary Digital Wall Street, Inc. All significant inter-company accounts and transactions have been eliminated.

Use of Estimates

In preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

Revenue Recognition

The Company generates its revenues from awareness products and advertising promotions related to marketing public companies and professional investment concerns. This is facilitated through the Company’s financial website, investment conferences and printing of publications and newspaper.

All sources of revenue are recorded pursuant to Staff Accounting Bulletin (SAB) 104 Revenue Recognition, when persuasive evidence of arrangement exists, delivery of services has occurred, the fee is fixed or determinable and collectibility is reasonable assured.

The Company is not subject to specific performance criteria that would give rise to refund rights for services it provides.

Payments received in advance of services provided are recorded as deferred revenue.

Fair Value of Financial Instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for assets and liabilities qualifying, as financial instruments are a reasonable estimate of fair value.

WALLSTREET DIRECT, INC.
AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Marketable Securities

The Company’s investments in securities are classified as available-for-sale and, as such, are carried at fair value based on quoted market prices. Securities classified as available-for-sale may be sold in response to changes in interest rates, liquidity needs, and for other purposes.

Unrealized holding gains and losses for available-for-sale securities are excluded from earnings and reported as a separate component of stockholder’s equity. Both realized and unrealized gains and losses for securities classified as available-for-sale are included in the statement of operations and comprehensive gain. On November 30, 2005, marketable securities have been recorded at $4,247,717 based upon the fair value of the marketable securities.

Basic and Diluted Net Loss Per Share

Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), “Earnings per share.” Basic net loss per share is based upon the weighted average number of common shares outstanding. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. Weighted average number of shares used to compute basic and diluted loss per share is the same since the effect of dilutive securities is anti-dilutive.

Reporting Segments

Statement of financial accounting standards No. 131, Disclosures about segments of an enterprise and related information (SFAS No. 131), which superceded statement of financial accounting standards No. 14, Financial reporting for segments of a business enterprise, establishes standards for the way that public enterprises report information about operating segments in annual financial statements. The Company has determined it has only one segment.

Issuance of Shares for Services

The Company accounts for the issuance of equity instruments to acquire goods and services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.

Comprehensive Income

Statement of financial accounting standards No. 130, Reporting comprehensive income (SFAS No. 130), establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity, except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in financial statements that are displayed with the same prominence as other financial statements.

New Accounting Pronouncements

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant-date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's second quarter of fiscal 2006. The Company is in process of evaluating the impact of this pronouncement on its financial position.

In December 2004, the FASB issued SFAS Statement No. 153, "Exchanges of Non-monetary Assets." The Statement is an amendment of APB Opinion No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In March 2004, the Emerging Issues Task Force ("EITF") reached a consensus on Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." The EITF reached a consensus about the criteria that should be used to determine when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss and how that criteria should be applied to investments accounted for under SFAS No. 115 "Accounting in certain investments in debt and equity securities.” EITF 03-01 also included accounting considerations subsequent to the recognition of other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Additionally, EITF 03-01 includes new disclosure requirements for investments that are deemed to be temporarily impaired. In September 2004, the Financial Accounting Standards Board (FASB) delayed the accounting provisions of EITF 03-01; however the disclosure requirements remain effective for annual reports ending after June 15, 2004. The Company will evaluate the impact of EITF 03-01 once final guidance is issued.

WALLSTREET DIRECT, INC.
AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

In May 2005, the FASB issued SFAS No. 154, entitled Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3. This Statement replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. APB Opinion 20 previously required that most voluntary changes in accounting principle be recognized by including in net income of the period of the change the cumulative effect of changing to the new accounting principle. This Statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. This Statement defines retrospective application as the application of a different accounting principle to prior accounting periods as if that principle had always been used or as the adjustment of previously issued financial statements to reflect a change in the reporting entity. This Statement also redefines restatement as the revising of previously issued financial statements to reflect the correction of an error. The adoption of SFAS 154 did not impact the consolidated financial statements.

In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements (“EITF 05-6”). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. The Company is not affected by EITF 05-6 and therefore, did not have any effect on its consolidated financial position or results of operations.

In February 2006, FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments". SFAS No. 155 amends SFAS No 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAF No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006.

In March 2006, FASB issued SFAS 156 ‘Accounting for Servicing of Financial Assets’ this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

1.	Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

2.	Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

3.	Permits an entity to choose ‘Amortization method’ or ‘Fair value measurement method’ for each class of separately recognized servicing assets and servicing liabilities:

4.
At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

5.
Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

An entity should adopt this Statement as of the beginning of its first fiscal year that begins after September 15, 2006. The management is currently evaluating the effect of this pronouncement on financial statements.

In September 2006, FASB issued SFAS 157 ‘Fair Value Measurements’. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

WALLSTREET DIRECT, INC.
AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

In September 2006, FASB issued SFAS 158 ‘Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)’ This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

a.  A brief description of the provisions of this Statement
b.  The date that adoption is required
c.  The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

Supplemental Disclosure of Cash Flows

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95. The Company paid $0 for income tax and $1,092 for interest during the three month period ended November 30, 2005. The Company did not pay any amount for interest and income tax in the three month period ended November 30, 2004.

NOTE 3: MARKETABLE SECURITIES

The Company receives securities of client companies as payment in full for services rendered. The numbers of shares the Company receives is based on contracts and the value is determined based on the bid price at the time of signing the agreement. The Company’s securities are classified as available-for-sale and, as such, are carried at fair value. The securities comprised of shares of common stock of third party customers and securities purchased. Securities classified as available-for-sale may be sold in response to changes in interest rates, liquidity needs, and for other purposes. The Company does not currently have any held-to-maturity or trading securities.

Unrealized holding gains and losses for available-for-sale securities are excluded from earnings and reported as a separate component of stockholder’s equity. Realized gains and losses for securities classified as available-for-sale are reported in earnings based upon the adjusted cost of the specific security sold.

Marketable securities classified as available for sale consisted of the following as of November 30, 2005:

Marketable Securities	Cost	Market Value at November 30, 2005	Accumulated Unrealized Gain (Loss)

Various	$3,893,590	$4,247,717	$(354,127)

As of November 30, 2005, the Company evaluated its marketable securities holdings by valuing the securities according to the quoted price of the securities on the stock exchange. Based upon its evaluation, the Company recorded an amount of $1,154,052 as impairment of marketable securities.

WALLSTREET DIRECT, INC.
AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4: PROPERTY AND EQUIPMENT

Property and equipment at November 30, 2005 consisted of the following:

Office and computer equipment	$54,932
Less accumulated depreciation	(5,116)
$49,816

Depreciation expense for the three months ended November 30, 2005 and 2004 was $3,335 and $0, respectively.

NOTE 5: DEPOSITS

Deposits at November 30, 2005 consisted of a rent deposit of $9,578 on the Company’s corporate office.

NOTE 6: DEFERRED REVENUES

The Company receives marketable securities and cash for services to be provided in future periods. The Company recognizes revenue on a pro-rata basis over the term of the agreement. At November 30, 2005, the Company had $3,523,367 in deferred revenues.

NOTE 7: ACCRUED EXPENSES

Accrued expenses consist of the following at November 30, 2005:

Accrued Officer’s Compensation	$291,687
Accrued Consulting Fees	508,333
Accrued Interest	165,889
Accrued Payroll	43,150
Accrued Taxes	2,908
Other	5,073
$1,017,040

NOTE 8: NOTES PAYABLE

Note payable, shareholder, interest at 6%, due on January 31, 2007, secured by the shares	$1,500,000

Note payable, shareholder, interest at 6%, due on January 31, 2010, secured by the shares	1,500,000

Total notes payable	$3,000,000

On January 15, 2005, the Company acquired 100% of the assets and outstanding shares of Digital WallStreet, Inc. which is 100% owned by the majority shareholder (86%) of the Company in exchange for two $1,500,000 promissory notes, carrying interest at 6% per annum, notes are due and payable on January 31, 2007 and January 31, 2010. As this merger is between entities under the common control, the issuance of the two $1,500,000 promissory notes to the majority shareholder has been recorded as a distribution to the majority shareholder.

WALLSTREET DIRECT, INC.
AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Should the total annual billings made by Digital WallStreet, Inc., for the calendar years ending December 31, 2005 or December 31, 2006 equals or exceeds $2,000,000, the full principal balance of the second $1,500,000 note will be due on or before January 31, 2010. If the annual billing is less than the sum of $2,000,000, the principal balance of the second note shall be reduced by the difference between $2,000,000 and the actual annual billings achieved.

The Company recorded $45,471 and $0 as interest on the above notes to the shareholder during the three month period ended November 30, 2005 and 2004, respectively.

NOTE 9: COMMITMENTS

Operating Leases

The Company leases its corporate offices space from a third party under a two year lease commitment through August 31, 2007. Monthly rental expense under the lease was $27,692 per month during the term of the lease. Rent expense under operating lease for the three months ended November 30, 2005 and 2004 was $25,598 and $15,500. The minimum lease payments for the twelve months periods ending November 30, 2006 and 2007, respectively, will be:

2006	$267,500
2007	332,300
$599,800

Employment Agreement

On July 19, 2003, the Company entered into an employment agreement with its Chief Executive Officer to provide salary, bonuses and other fringe benefits through December 31, 2006. Such expenses are included in general and administrative expenses in the accompanying statement of operations. The Company recorded $75,000 and $48,600 in salary and other fringe benefits for the three months ended November 30, 2005 and 2004. Pursuant to the terms of the employment agreement, annual base salary and benefits payable under the employment agreement for the twelve months ended December 31, 2006 is $368,750.

Legal Matters

From time to time, the Company may be involved in various claims, lawsuits, and disputes with third parties, actions involving allegations of discrimination or breach of contract actions incidental to the normal operations of the business. Other than as disclosed herein, the Company is not currently involved in any litigation which it believes could have a material adverse effect on its financial position or results of operations.

WALLSTREET DIRECT, INC.
AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10: EQUITY TRANSACTIONS

Common Stock

On May 2, 2005, the Company commenced a private equity offering to accredited investors. As of November 30, 2005 the Company sold 5,025,000 units at $0.25 per unit, for an aggregate of $1,256,250 in net proceeds. Each unit is priced at $0.25 and consists of one (1) share of restricted common stock and one redeemable Class A Warrant and one redeemable Class B Warrant of Wallstreet Direct, Inc. Each Class A Warrant entitles the registered holder to purchase, at any time until the first anniversary of the date of the offering memorandum, one share of Common Stock at an exercise price of $0.50, subject to adjustment. Each Class B Warrant entitles the registered holder to purchase, at any time until the second anniversary of the date of the offering memorandum, one share of Common Stock at an exercise price of $0.75, subject to adjustment. The Class A Warrants and the Class B Warrants are redeemable by the Company, at a redemption price of $0.05 per Warrant, upon at least 30 days’ prior written notice, commencing six months after the date of the offering memorandum. If the average of the closing bid price of the Common Stock, shall exceed $1.00 per share for the Class A Warrants and $2.00 per share for the Class B Warrants (subject to adjustment) for 20 consecutive business days ending within 3 days of the date on which notice of redemption is given. The Company issued 5,025,000 Class A and Class B warrants to investors at the exercise prices of $0.50 and $0.75 respectively, with the fair value of the warrants of $0 calculated using the Black Scholes option pricing model using the assumptions of risk free interest rate of 3.4%, volatility of 0%, and dividend yield of 0%. These securities were issued pursuant to Rule 506 of Regulation D.

NOTE 11: GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. This basis of accounting contemplates the recovery of the Company's assets and the satisfaction of its liabilities in the normal course of business. The Company had incurred losses from operations and has accumulated deficit of $3,877,929 at November 30, 2005. In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. Management devoted considerable effort during the period ended November 30, 2005, towards (i) obtaining additional equity financing and (ii) evaluation of its distribution and marketing methods. Subsequent to November 30, 2005, the Company raised $325,000 in equity. In addition, the Company has plans to merge with a public company in order to raise additional capital.

NOTE 12: SUBSEQUENT EVENTS

On May 2, 2005, the Company commenced a private equity offering, which ended December 22, 2005 to accredited investors. The Company sold from December 1, 2005 through December 22, 2005, 1,300,000 units at $0.25 per unit, for an aggregate of $325,000 in net proceeds. Each unit is priced at $0.25 and consists of one (1) share of restricted common stock and one redeemable Class A Warrant and one redeemable Class B Warrant of Wallstreet Direct, Inc. These securities were issued pursuant to Rule 506 of Regulation D.

On September 19, 2005, the Company entered into an Agreement and Plan of Reorganization with Financial Media Group, Inc. (“FMG”), as amended on September 21, 2005 (the “Agreement”), pursuant to which the FMG agreed to acquire all of the issued and outstanding common stock of the Company in exchange for up to 20,000,000 shares of FMG’s common stock. The transaction completed on January 6, 2006 upon completion of the due diligence by both the parties. Upon closing of the exchange transaction, the Company became a wholly-owned subsidiary of FMG. The current FMG shareholders owned 4,394,530 shares or 18% of the issued and outstanding shares of FMG’s common stock, and the former shareholders of the Company owned 20,000,000 shares or 82% of the issued and outstanding shares of FMG’s common stock.

The acquisition of the Company will be accounted for as a reverse acquisition under the purchase method of accounting since the shareholders of the Company obtained control of the consolidated entity. Accordingly, the merger of the two companies will be recorded as a recapitalization of the Company, with the Company being treated as the continuing entity. The continuing company retained August 31 as its fiscal year end.